SUPPLEMENT DATED FEBRUARY 26, 2026
      TO THE PROSPECTUS AND SUMMARY PROSPECTUSES EACH DATED APRIL 28, 2025
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                       AMERICAN GENERAL LIFE INSURANCE COMPANY

                                VARIABLE SEPARATE ACCOUNT

                             Polaris Advisory Variable Annuity
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This supplement updates certain information contained in the most recent prospectus, initial summary prospectus and updating summary prospectuses (together, the "Prospectus"). You should read this supplement carefully and retain it for future reference along with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective March 2, 2026, the SA Global Index Allocation 60/40 Portfolio is no longer available as an investment option. Accordingly, all references to the SA Global Index Allocation 60/40 Portfolio in the Prospectus are removed.

Information regarding available Underlying Funds, including their prospectuses, may be obtained by visiting our website at www.corebridgefinancial.com/ProductProspectuses or by calling (855) 421-2692.

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